[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                                  JUNE 30, 2002

[graphic omitted]

                              MFS(R) INSTITUTIONAL
                              LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

              NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Steven R. Gorham+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Lisa B. Nurme+                                           (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2002 the fund provided a total return of -6.64%, including the reinvestment of any dividends and capital gains distributions but excluding the effects of any sales charges. During the same period, the fund's returns compare to a -8.95% return for the fund's benchmark, the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of large-cap U.S.
value stocks.

A CHALLENGING ENVIRONMENT
Although the U.S. economy appeared to begin growing again in 2002, as indicated by growth in the gross domestic product (GDP), the market environment was consistently challenging over the period. A strong rally in the fourth quarter of 2001 proved to be a short-term event, and the economic recovery this year has not been as strong or as widespread as we had hoped when the year began.

The past 12 months has been a particularly volatile period for equities, marked by the sharp downturn prior to and immediately following the September 11 tragedy, sharp recovery over the winter months, and subsequent downturn since the early spring driven primarily by concerns about the quality and level of corporate earnings. Throughout this period, we have remained focused on inexpensive, higher-quality stocks with improving fundamentals, and our approach has helped our performance relative to our benchmark as well as the broader U.S. equity market.

The environment over the past year has been challenging, to say the least. With the market trending lower with significant volatility (in the market generally and within sectors), our moderately defensive positioning and focus on less expensive, higher-quality stocks has been helpful. Interestingly, in many cases, our performance has benefited as much from what we have avoided as what we have owned. In other words, stock selection has been critical.

PORTFOLIO OBJECTIVES
Our primary objective in managing the portfolio is to provide competitive performance with lower volatility over the long term. To achieve this, we focus on inexpensive and overlooked stocks where MFS Original Research(R) helps us to identify a number of catalysts that should improve the fundamental outlook for each company. We manage risk in the portfolio by adhering consistently to our valuation disciplines, trying to maintain an above-market yield in the portfolio, and focusing on companies with higher-quality fundamentals and lower risk.

AREAS OF RELATIVE STRENGTH
The strongest contributors to the portfolio's outperformance were our relative positions in Utilities & Communications and Technology, the two hardest hit sectors of the market. In Utilities & Communications, our holdings in traditional gas and electric distribution companies with low-volatility earnings, modest valuations, and attractive yields (including NSTAR, Dominion, FPL Group, and NICOR) helped performance. In addition, our underweighting in Telecom Services and our aversion to WorldCom also helped our performance. Our underweighted position in Technology -- and our conservative stock selection within that group -- also benefited the portfolio. Motorola, Texas Instruments, and Oracle were positive contributors over the period.

In Retailing, Sears performed well as management continued to cut costs and focused on improving margins. Our Consumer Staples holdings were among the strongest performers in the portfolio, benefiting from higher-quality earnings growth, a weaker U.S. dollar, and reasonable valuations.

AREAS OF DISAPPOINTMENT
Disappointments during the period included the performance of our Pharmaceutical stocks, all of which suffered from concerns about patent expirations, regulatory setbacks, and generally weak (near-term) new product pipelines. We have used volatility within the group to upgrade our holdings. However, valuations in the group appear reasonable relative to the overall market and on a historical basis. As a result of this group's attractive valuations, we continue to look for opportunities to add to leaders in this group.

CHANGES IN FUND POSITIONING
We added to our position in Bank stocks over the period. In our view, commercial credit trends appeared to be improving, with nonperforming loans stabilizing and early signs of commercial loan growth appearing over the quarter. With interest rates relatively stable, we were encouraged by the fundamentals of the higher-quality regional/super-regional banks, including Bank of America, Wachovia, National City, SunTrust, and Comerica. Our underweighted position in banks over the period hurt our relative performance.

Many of our cyclically sensitive stocks have done well over the past year (Basic Materials, Industrial Goods), aided by improving growth trends in agriculture, defense, industrial gases, and paper, as well as ongoing restructuring and capacity reduction. We will be sensitive to valuations, but also expect to continue to look for inexpensive lower risk opportunities in these areas. We also continue to look for opportunities to add opportunistically to our pharmaceutical holdings, but are cautious about near-term fundamentals. In general, we continue to look for opportunities where market and sector volatility create opportunities to find high-quality stocks with visible earnings and (where available) attractive yields.

GOING FORWARD
Overall, we feel the macroeconomic fundamentals have improved somewhat from weakness late last year, inflation and interest rates have been low, and we believe earnings should grow again this year. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this could be an excellent environment for conservative, value-oriented investors.

Respectfully,

/s/ Steven R. Gorham                            /s/ Lisa B. Nurme

    Steven R. Gorham                                Lisa B. Nurme
    Portfolio Manager                               Portfolio Manager

Note to shareholders: Effective January 2002, Steven R. Gorham became portfolio manager of the fund. Additionally, Ms. Nurme is taking a sabbatical commencing on or about May 28 and ending on or about September 3, 2002.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Steven R. Gorham, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the value, global balanced and international growth and income portfolios of our mutual funds, variable annuities and institutional investment products. Steve joined MFS in 1989 as a teleservices representative and became a member of the Financial Advisor Division sales desk in 1991. In 1992 he joined the Equity Research Department, and he became a research analyst in 1993 and an Investment Officer in 1996. He was named Vice President in 1998, a portfolio manager in 2000, and Senior Vice President in 2001. He is a graduate of the University of New Hampshire and has an M.B.A. from Boston College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

Lisa B. Nurme is Senior Vice President and Director of Value Portfolio Management of MFS Investment Management(R) (MFS(R)). She oversees and provides strategic direction to the group of portfolio managers of our value or conservative equity products. Lisa also manages the equity income portfolios of our mutual fund and variable annuity products and is a member of the portfolio management team of our total return products. She joined MFS in 1987 as a research analyst and was named portfolio manager in 1995, Senior Vice President in 1998, Director of Conservative Equity Portfolio Management in 1999, and Director of Value Portfolio Management in 2001. Prior to joining MFS, she was employed at Goldman Sachs. Lisa is a graduate of the University of North Carolina, where she was elected to Phi Beta Kappa.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 1, 2001

Size: $69.2 million net assets as of June 30, 2002.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2002. Index information is from May 1, 2001.)

                                 MFS
                            Institutional
                               Large Cap           Russell 1000
                              Value Fund           Value Index
            "5/01"            $3,000,000           $3,000,000
            "6/01"             2,973,000            2,999,000
            "6/02"             2,775,686            2,730,874

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return                                -6.64%            -7.48%
-------------------------------------------------------------------------------
Average Annual Total Return                            -6.64%            -6.46%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                       1 Year             Life*
-------------------------------------------------------------------------------
Russell 1000 Value Index#                              -8.95%            -7.74%
-------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2002.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

PORTFOLIO OF INVESTMENTS - June 30, 2002

Stocks - 97.3%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.7%
  Aerospace - 1.1%
    Northrop Grumman Corp.                                               5,900              $   737,500
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Nike, Inc., "B"                                                      3,400              $   182,410
-------------------------------------------------------------------------------------------------------
  Automotive - 1.4%
    Delphi Automotive Systems Corp.                                     48,120              $   635,184
    GM Corp.                                                            13,600                  357,272
                                                                                            -----------
                                                                                            $   992,456
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 9.0%
    Bank of America Corp.                                               22,440              $ 1,578,878
    Comerica, Inc.                                                       5,700                  349,980
    FleetBoston Financial Corp.                                         40,030                1,294,970
    National City Corp.                                                 22,900                  761,425
    PNC Financial Services Group Co.                                     3,800                  198,664
    SouthTrust Corp.                                                    20,880                  545,386
    SunTrust Banks, Inc.                                                11,030                  746,952
    Wachovia Corp.                                                      20,800                  794,144
                                                                                            -----------
                                                                                            $ 6,270,399
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.2%
    Abbott Laboratories, Inc.                                           22,320              $   840,348
-------------------------------------------------------------------------------------------------------
  Business Machines - 0.5%
    International Business Machines Corp.                                4,765              $   343,080
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.9%
    PPG Industries, Inc.                                                10,300              $   637,570
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Texas Instruments, Inc.                                              8,900              $   210,930
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.6%
    Oracle Corp.*                                                       43,200              $   409,104
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 4.8%
    Gillette Co.                                                        19,020              $   644,207
    Philip Morris Cos., Inc.                                            31,460                1,374,173
    Procter & Gamble Co.                                                14,700                1,312,710
                                                                                            -----------
                                                                                            $ 3,331,090
-------------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 1.4%
    Kimberly-Clark Corp.                                                15,200              $   942,400
-------------------------------------------------------------------------------------------------------
  Electric & Gas Utility Revenue - 0.3%
    TXU Corp.                                                            3,600              $   185,580
-------------------------------------------------------------------------------------------------------
  Electronics - 0.5%
    Intel Corp.                                                         18,200              $   332,514
-------------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Energy East Corp.                                                   14,400              $   325,440
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.4%
    Viacom, Inc., "B"*                                                  28,150              $ 1,249,016
    Walt Disney Co.                                                     23,660                  447,174
                                                                                            -----------
                                                                                            $ 1,696,190
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 9.8%
    American Express Co.                                                18,395              $   668,106
    Citigroup, Inc.                                                     59,020                2,287,025
    Fannie Mae                                                           9,742                  718,473
    Freddie Mac                                                         11,910                  728,892
    Goldman Sachs Group, Inc.                                           12,300                  902,205
    Mellon Financial Corp.                                              26,900                  845,467
    Merrill Lynch & Co., Inc.                                           16,060                  650,430
                                                                                            -----------
                                                                                            $ 6,800,598
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 4.9%
    Archer-Daniels-Midland Co.                                          52,202              $   667,663
    Kellogg Co.                                                         38,600                1,384,196
    PepsiCo, Inc.                                                       20,534                  989,739
    Smucker (J.M.) Co.*                                                  9,745                  332,597
                                                                                            -----------
                                                                                            $ 3,374,195
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.6%
    International Paper Co.                                             26,200              $ 1,141,796
-------------------------------------------------------------------------------------------------------
  Gas - 2.2%
    Air Products & Chemicals, Inc.                                      15,110              $   762,602
    Praxair, Inc.                                                       12,900                  734,913
                                                                                            -----------
                                                                                            $ 1,497,515
-------------------------------------------------------------------------------------------------------
  Insurance - 5.5%
    Allstate Corp.                                                      30,026              $ 1,110,361
    Chubb Corp.                                                          6,800                  481,440
    Hartford Financial Services Group, Inc.                             11,720                  696,988
    MetLife, Inc.                                                       24,700                  711,360
    Safeco Corp.                                                        13,850                  427,827
    St. Paul Cos., Inc.                                                  9,000                  350,280
                                                                                            -----------
                                                                                            $ 3,778,256
-------------------------------------------------------------------------------------------------------
  Machinery - 2.8%
    Caterpillar, Inc.                                                    3,290              $   161,045
    Deere & Co.                                                         37,100                1,777,090
                                                                                            -----------
                                                                                            $ 1,938,135
-------------------------------------------------------------------------------------------------------
  Manufacturing - 1.7%
    Danaher Corp.                                                        8,400              $   557,340
    ITT Industries, Inc.                                                   400                   28,240
    Pall Corp.                                                          28,300                  587,225
                                                                                            -----------
                                                                                            $ 1,172,805
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.2%
    Merck & Co., Inc.                                                   15,605              $   790,237
    Pfizer, Inc.                                                        34,411                1,204,385
    Wyeth Corp.                                                         17,880                  915,456
                                                                                            -----------
                                                                                            $ 2,910,078
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 2.4%
    Alcoa, Inc.                                                         44,730              $ 1,482,800
    Phelps Dodge Corp.                                                   4,700                  193,640
                                                                                            -----------
                                                                                            $ 1,676,440
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.1%
    Williams Cos Inc.                                                    7,190              $    90,450
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Baker Hughes, Inc.                                                   7,800              $   259,662
    Schlumberger Ltd.                                                   12,913                  600,455
                                                                                            -----------
                                                                                            $   860,117
-------------------------------------------------------------------------------------------------------
  Oils - 8.5%
    Anadarko Petroleum Corp.                                            13,400              $   660,620
    Apache Corp.                                                        15,645                  899,275
    Devon Energy Corp.                                                  12,190                  600,723
    ExxonMobil Corp.                                                    66,780                2,732,637
    Unocal Corp.                                                        27,770                1,025,824
                                                                                            -----------
                                                                                            $ 5,919,079
-------------------------------------------------------------------------------------------------------
  Photographic Products - 0.8%
    Eastman Kodak Co.                                                   18,300              $   533,811
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 3.6%
    Gannett Co., Inc.                                                   15,090              $ 1,145,331
    Reed Elsevier PLC                                                   16,500                  643,500
    Tribune Co.                                                         15,600                  678,600
                                                                                            -----------
                                                                                            $ 2,467,431
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Equity Office Properties Trust                                      12,180              $   366,618
-------------------------------------------------------------------------------------------------------
  Retail - 3.0%
    Sears, Roebuck & Co.                                                38,200              $ 2,074,260
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.4%
    3M Co.                                                               6,300              $   774,900
    Illinois Tool Works, Inc.                                            2,500                  170,750
                                                                                            -----------
                                                                                            $   945,650
-------------------------------------------------------------------------------------------------------
  Telecommunications - 3.6%
    AT&T Corp.                                                          55,482              $   593,657
    BellSouth Corp.                                                     32,106                1,011,339
    BT Group PLC*                                                        6,500                  247,780
    National Grid Group PLC                                              5,500                  193,380
    Verizon Communications, Inc.                                        10,510                  421,977
                                                                                            -----------
                                                                                            $ 2,468,133
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.8%
    Analog Devices, Inc.*                                                9,700              $   288,090
    AT&T Wireless Services, Inc.*                                       20,352                  119,059
    Motorola Inc.                                                       18,300                  839,421
                                                                                            -----------
                                                                                            $ 1,246,570
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.4%
    Dominion Resources, Inc.                                             7,600              $   503,120
    FPL Group, Inc.                                                      8,230                  493,718
    Keyspan Corp.                                                       10,200                  384,030
    NiSource, Inc.                                                      15,980                  348,843
    NSTAR Co.                                                           17,510                  784,098
    Pinnacle West Capital Corp.                                         13,220                  522,190
                                                                                            -----------
                                                                                            $ 3,035,999
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.5%
    National Fuel Gas Co.                                               30,700              $   691,057
    NICOR, Inc.                                                         14,520                  664,290
    WGL Holdings, Inc.                                                  14,580                  377,622
                                                                                            -----------
                                                                                            $ 1,732,969
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $63,467,916
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.6%
  Bermuda - 0.4%
    Accenture Ltd. (Business Services)*                                 15,600              $   296,400
-------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Canadian National Railway Co. (Railroad)                            10,624              $   550,323
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Akzo Nobel N.V. (Chemicals)                                         14,450              $   628,575
-------------------------------------------------------------------------------------------------------
  Switzerland - 1.7%
    Syngenta AG (Chemicals)                                             93,260              $ 1,134,042
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    BP Amoco PLC, ADR (Oils)                                            10,100              $   509,949
    Diageo PLC (Food & Beverage Products)                                7,900                  408,035
    Glaxo Wellcome PLC, ADR (Medical and Health Products)                8,200                  353,748
                                                                                            -----------
                                                                                            $ 1,271,732
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 3,881,072
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $67,794,965)                                                 $67,348,988
-------------------------------------------------------------------------------------------------------

Preferred Stock - 1.8%
-------------------------------------------------------------------------------------------------------
  United States - 1.8%
    Alltel Corp. (Telecommunications)*                                   5,180              $   251,437
    Northrop Grumman Corp. (Aerospace)                                   5,900                  737,500
    Travelers Property Casualty Corp. (Insurance -
      Property & Casualty)                                               9,100                  215,215
    TXU Corp. (Electric & Gas Utility Revenue)                           6,400                  346,944
-------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $1,178,616)                                      $  1,224,377
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.7%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 7/01/02, at
      Amortized Cost                                                  $    504              $   504,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $69,477,581)                                            $69,077,365

Other Assets, Less Liabilities - 0.2%                                                           164,868
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $69,242,233
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $69,477,581)              $69,077,365
  Cash                                                                    1,795
  Receivable for investments sold                                       139,039
  Interest and dividends receivable                                     140,829
                                                                    -----------
      Total assets                                                  $69,359,028
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $    31,681
  Payable for fund shares reacquired                                     82,000
  Payable to affiliate for management fee                                 3,114
                                                                    -----------
      Total liabilities                                             $   116,795
                                                                    -----------
Net assets                                                          $69,242,233
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $71,784,641
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (400,216)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (2,722,540)
  Accumulated undistributed net investment income                       580,348
                                                                    -----------
      Total                                                         $69,242,233
                                                                    ===========
Shares of beneficial interest outstanding                            7,526,305
                                                                     =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $9.20
                                                                       =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $ 1,180,043
    Interest                                                             63,275
    Foreign taxes withheld                                               (8,290)
                                                                    -----------
      Total investment income                                       $ 1,235,028
                                                                    -----------
  Expenses -
    Management fee                                                  $   339,716
    Trustees' compensation                                                2,403
    Shareholder servicing agent fee                                       4,249
    Administrative fee                                                    6,677
    Custodian fee                                                        21,368
    Printing                                                              8,321
    Auditing fees                                                        15,000
    Legal fees                                                            6,280
    Registration fee                                                     37,089
    Miscellaneous                                                         1,328
                                                                    -----------
      Total expenses                                                $   442,431
    Fees paid indirectly                                                 (1,848)
    Reduction of expenses by investment adviser                        (129,275)
                                                                    -----------
      Net expenses                                                  $   311,308
                                                                    -----------
        Net investment income                                       $   923,720
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(2,718,868)
    Foreign currency transactions                                           (88)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(2,718,956)
                                                                    -----------
    Change in unrealized depreciation on investments                $  (311,006)
                                                                    -----------
      Net realized and unrealized loss on investments and
        foreign currency                                            $(3,029,962)
                                                                    -----------
        Decrease in net assets from operations                      $(2,106,242)
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED            PERIOD ENDED
                                                                 JUNE 30, 2002          JUNE 30, 2001*
------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                            $   923,720             $     9,802
  Net realized loss on investments and foreign currency
    transactions                                                    (2,718,956)                 (9,288)
  Net unrealized loss on investments and foreign currency
    translation                                                       (311,006)                (89,210)
                                                                   -----------             -----------
    Decrease in net assets from operations                         $(2,106,242)            $   (88,696)
                                                                   -----------             -----------
Distributions declared to shareholders from net investment
  income                                                           $  (347,470)            $      --
                                                                   -----------             -----------
Net increase in net assets from fund share transactions            $59,678,194             $12,106,447
                                                                   -----------             -----------
    Total increase in net assets                                   $57,224,482             $12,017,751
Net assets:
  At beginning of period                                            12,017,751                    --
                                                                   -----------             -----------
  At end of period (including accumulated undistributed net
    investment income of $580,348 and $9,802, respectively)        $69,242,233             $12,017,751
                                                                   ===========             ===========

* For the period from the commencement of the fund's investment operations, May 1, 2001, through
  June 30, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED            PERIOD ENDED
                                                                   JUNE 30, 2002          JUNE 30, 2001*
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $ 9.91                  $10.00
                                                                          ------                  ------
Income from investment operations# -
  Net investment income(S)                                                $ 0.16                  $ 0.02
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                               (0.82)                  (0.11)
                                                                          ------                  ------
      Total from investment operations                                    $(0.66)                 $(0.09)
                                                                          ------                  ------
Less distributions declared to shareholders from net investment
  income                                                                  $(0.05)                 $ --
                                                                          ------                  ------
Net asset value - end of period                                           $ 9.20                  $ 9.91
                                                                          ======                  ======
Total return                                                               (6.64)%                 (0.90)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                0.55%                   0.55%+
  Net investment income                                                     1.64%                   1.73%+
Portfolio turnover                                                            60%                     11%
Net assets at end of period (000 Omitted)                                $69,242                 $12,018

  (S) The investment adviser contractually agreed under a temporary expense agreement to pay all the fund's operating expenses, exclusive of management fee in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of it's fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                                     $  0.14                $  (0.03)
        Ratios (to average net assets):
          Expenses##                                                        0.77%                   4.88%+
          Net investment income                                             1.42%                  (2.60)%+
 * For the period from the commencement of the fund's investment operations, May 1, 2001, through
   June 30, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Large Cap Value Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                              JUNE 30, 2002      JUNE 30, 2001*
-------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                  $347,470            $  --
                                                   --------            -------
Total distributions declared                       $347,470            $  --
                                                   ========            =======

* For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2001.

During the year ended June 30, 2002, accumulated undistributed net investment income decreased by $5,704 and accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $5,704 due to differences between book and tax accounting for currency transactions, capital losses. This change had no effect on the net assets or net asset value per share.

As of June 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Undistributed ordinary income             $   578,431
            Capital loss carryforward                     617,944
            Unrealized loss                              (671,035)
            Other temporary differences                (1,831,860)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2009, ($4,761) and June 30, 2010 ($613,183).

                EXPIRATION DATE
                ----------------------------------------------
                June 30, 2009                         $  4,761
                June 30, 2010                          613,183
                                                      --------
                  Total                               $617,944
                                                      ========

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the period ended June 30, 2002 were 0.55% of average daily net assets on an annualized basis.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to it Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $98,032,011 and $31,461,974, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $69,748,400
                                                                   -----------
Gross unrealized appreciation                                      $ 3,975,748
Gross unrealized depreciation                                       (4,646,783)
                                                                   -----------
    Net unrealized depreciation                                    $  (671,035)
                                                                   ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             YEAR ENDED JUNE 30, 2002       PERIOD ENDED JUNE 30, 2001*
                                         ----------------------------      ----------------------------
                                             SHARES            AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               6,753,326       $63,983,924       1,212,656       $12,106,447
Shares issued to shareholders in
  reinvestment of distributions              34,215           328,460         --               --
Shares reacquired                          (473,892)       (4,634,190)        --               --
                                          ---------       -----------       ---------       -----------
    Net increase                          6,313,649       $59,678,194       1,212,656       $12,106,447
                                          =========       ===========       =========       ===========

* For the period from the commencement of the fund's investment operations, May 1, 2001, through
  June 30, 2001.

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2002, was $530. The fund had no significant borrowings during the year.

INDEPENDENT AUDITOR'S REPORT

To the Trustees of the MFS Institutional Trust and the Shareholders of MFS Institutional Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Value Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2002, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the respective stated periods. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Large Cap Value Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 8, 2002

FEDERAL TAX INFORMATION (Unaudited)

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

For the year ended June 30, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 76%.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                               ILV-2  8/02  400